As filed with the Securities and Exchange Commission on September 26, 2000
                                                   Registration No. 333-61811
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                         POST-EFFECTIVE AMENDMENT NO. 2
                       TO FORM S-8 REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

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                               INSILCO HOLDING CO.
                               -------------------
             (Exact name of Registrant as specified in its charter)

       Delaware                  346, 361, 367, 3714             06-1158291
       --------                  -------------------             ----------
(State or jurisdiction      (Primary Standard Industrial      (I.R.S. Employer
  of incorporation or        Classification Code Number)     Identification No.)
     organization)

                       425 Metro Place North, Fifth Floor
                               Dublin, Ohio 43017
                                 (614) 792-0468
                                 --------------
    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

      Amended Insilco Holding Co. and Insilco Corporation Equity Unit Plan
      --------------------------------------------------------------------
                            (Full title of the Plan)

                                 David A. Kauer
                      President and Chief Executive Officer
                               Insilco Corporation
                       425 Metro Place North, Fifth Floor
                               Dublin, Ohio 43017
                                 (614) 792-0468
                                 --------------
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

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                                   Copies to:
                             Robert J. Tannous, Esq.
                       Porter, Wright, Morris & Arthur LLP
                              41 South High Street
                              Columbus, Ohio 43215

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
                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The Securities and Exchange Commission allows us to incorporate by reference the information we file with it, which means that we can disclose important information by reference to you by referring you to those documents. The information incorporated by reference is considered to be a part of this registration statement, and information that we later file with the Commission will automatically update and supersede this information. Accordingly, we incorporate by reference the following documents that we filed with the Commission pursuant to the Securities and Exchange Act of 1934, as amended (Commission File Number 0-24813):

  o Our Annual Report on Form 10-K for the fiscal year ended December 31, 1999 (filed March 27, 2000);

  o Our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000 (filed May 15, 2000) and June 30, 2000 (filed August 11, 2000);

  o  Our Current Reports on Form 8-K dated February 11, 2000 (filed February 17,
     2000), dated February 11, 2000 (filed February 25, 2000), dated February 17, 2000 (filed March 1, 2000), dated May 3, 2000 (filed May 8, 2000), dated July 20, 2000 (filed July 26, 2000), dated July 28, 2000 (filed July 31, 2000), and dated August 25, 2000 (filed September 7, 2000);

  o Our Definitive Proxy Statement for our Annual Meeting of Stockholders held on May 18, 2000 (filed April 17, 2000);

  o The description of our common stock contained in our Form 8-A (File No. 0-24813); and

  o All documents filed by us pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered herein have been sold or which deregisters all securities then remaining unsold.

     We also incorporate by reference the following documents that our wholly owned subsidiary, Insilco Corporation, filed with the Commission pursuant to the Securities and Exchange Act of 1934 (Commission file No. 0-22098):

  o Insilco Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 (filed March 27, 2000);

  o Insilco Corporation's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000 (filed May 15, 2000) and June 30, 2000 (filed August 11,
     2000);

  o Insilco Corporation's Current Reports on Form 8-K dated February 11, 2000 (filed February 17, 2000), dated February 11, 2000 (filed February 25,
     2000), dated February 17, 2000 (filed March 1, 2000), dated May 3, 2000 (filed May 8, 2000), dated July 20, 2000 (filed July 26, 2000), dated July 28, 2000 (filed July 31, 2000), and dated August 25, 2000 (filed September 7, 2000);

  o The description of Insilco Corporation's common stock contained in our Form 8-A (File No. 0-22098).

  o All documents filed by Insilco Corporation pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered herein have been sold or which deregisters all securities then remaining unsold.

ITEM 8.  EXHIBITS

     Exhibit                          Exhibit
      Number                        Description
      ------                        -----------

       4(a) Certificate of Incorporation of the Insilco Holding Co. (Exhibit 3.1 to the Current Report on Form 8-K, dated August 17, 1998, filed with the Securities and Exchange Commission on August 18, 1998, and incorporated herein by reference).

       4(b) By-Laws of Insilco Holding Co. (Exhibit 3.2 to the Current Report on Form 8-K, dated August 17, 1998, filed with the Securities and Exchange Commission on August 18, 1998, and incorporated herein by reference).

       4(c)*      Insilco Holding Co. and Insilco Corporation Equity Unit Plan.

       4(d) Amendment No. 1 to Insilco Holding Co. and Insilco Corporation Equity Unit Plan.

       5 Opinion of Porter, Wright, Morris & Arthur LLP regarding legality.

       15(a)* Letter on Unaudited Interim Financial Information to Insilco Holding Co.

       15(b)* Letter on Unaudited Interim Financial Information to Insilco Corporation.

       23(a)*     Consent of KPMG LLP to Insilco Holding Co.

       23(b)*     Consent of KPMG LLP to Insilco Corporation.

       23(c)      Consent of Porter, Wright, Morris & Arthrur LLP (included in
                  Exhibit 5 filed herein).

       24         Power of Attorney

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* Filed with this Post-Effective Amendment No. 2  to Registration Statement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 2 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Dublin, Ohio, on the 25th day of September, 2000.

                                            INSILCO HOLDING CO.

                                            By: /s/ David A. Kauer
                                                -----------------------------
                                                David A. Kauer, President and
                                                Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                          Title                                               Date
         ---------                          -----                                               ----
                                    President and Chief Executive                        September 25, 2000
    /s/ David A. Kauer              Officer (Principal Executive
---------------------------         Officer)
        David A. Kauer
                                    Senior Vice President and Chief                      September 25, 2000
            *                       Financial Officer, Treasurer and Secretary
---------------------------         (Principal Financial and Accounting Officer)
    Michael R. Elia

            *                       Director                                             September 25, 2000
---------------------------
     Thompson Dean

            *                       Director                                             September 25, 2000
---------------------------
    John F. Fort III

            *                       Director                                             September 25, 2000
---------------------------
    David Y. Howe

                                    Director                                             September 25, 2000
---------------------------
   James E. Ashton

                                    Director                                             September 25, 2000
---------------------------
   George A. Peinado


*By:     /s/ David A. Kauer
         -----------------------------------------------------
         David A. Kauer, Attorney-in-fact,  pursuant to
         powers of attorney previously filed as part of this
         registration statement.


                           REGISTRATION NO. 333--61811



                             ______________________


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ______________________


                                    FORM S-8

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                             ______________________



                               INSILCO HOLDING CO.


                             ______________________


                                    EXHIBITS

                             ______________________

                                  EXHIBIT INDEX


     Exhibit                          Exhibit
      Number                        Description
      ------                        -----------

       4(a) Certificate of Incorporation of the Insilco Holding Co. (Exhibit 3.1 to the Current Report on Form 8-K, dated August 17, 1998, filed with the Securities and Exchange Commission on August 18, 1998, and incorporated herein by reference).

       4(b) By-Laws of Insilco Holding Co. (Exhibit 3.2 to the Current Report on Form 8-K, dated August 17, 1998, filed with the Securities and Exchange Commission on August 18, 1998, and incorporated herein by reference).

       4(c)*      Insilco Holding Co. and Insilco Corporation Equity Unit Plan.

       4(d) Amendment No. 1 to Insilco Holding Co. and Insilco Corporation Equity Unit Plan.

       5 Opinion of Porter, Wright, Morris & Arthur LLP regarding legality.

       15(a)* Letter on Unaudited Interim Financial Information to Insilco Holding Co.

       15(b)* Letter on Unaudited Interim Financial Information to Insilco Corporation.

       23(a)*     Consent of KPMG LLP to Insilco Holding Co.

       23(b)*     Consent of KPMG LLP to Insilco Corporation.

       23(c)      Consent of Porter, Wright, Morris & Arthrur LLP (included in
                  Exhibit 5 filed herein).

       24         Power of Attorney (set forth on the signature pages hereof).

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* Filed with this Post-Effective Amendment to Registration Statement